SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.   20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 13 , 2005
Date of Report (Date of earliest event reported)

Diversified Realty, Inc.
(Exact name of small business issuer as specified in its charter)

Commission file number  0-2864

Montana					81-0268110
(State of Incorporation)		(IRS Employer Identification
	                                 Number)

128 Second Street South, Great Falls, Montana   59405
(Address of Principal Executive Offices)

(406) 727-2600
(Issuer's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction A.2. below)

[   ]   Written communications pursuant to Rule 425 under the Securities
        Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b)
       under the Exchange Act (17 CFR 240.14d-2(b)).

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c)

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ITEM 4.01  	CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT.

     On July 13 , 2005, Diversified Realty, Inc. engaged Williams & Webster, P.S., 601 W. Riverside, Suite 1940, Spokane, Washington 99201-0611 as its new independent registered public accounting firm. The Company's Board of Directors approved this appointment.

     Prior to the engagement of Williams & Webster, P.S., the Company did not consult with such firm regarding the application of accounting principles to a specific completed or contemplated transaction, or any matter that was either the subject of a disagreement or a reportable event. The Company did not consult with Williams & Webster, P.S. regarding the type of audit opinion which might be rendered on the Company's financial statements and no oral or written report was provided by Williams & Webster, P.S.



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                              SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on itsbehalf by the undersigned hereunto duly authorized.

						Diversified Realty, Inc.

Dated:	  July 14 , 2005		         /s/R. Bruce Robson
                                                 R. Bruce Robson
                                                 President

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